UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	37-1516132 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2014, Mr. Nicholas J. Rutigliano and Mr. William S. Fehsenfeld each gave notice of his intent to resign from the Board of Directors (the “Board”) of Calumet GP, LLC (the “Company”), the general partner of Calumet Specialty Products Partners, L.P. (the “Partnership”), each such resignation to be effective on September 12, 2014. Neither Mr. Rutigliano nor Mr. Fehsenfeld resigned as a result of any disagreement with the operations, policies or practices of the Company or the Partnership.

On September 12, 2014, Daniel J. Sajkowski was appointed as a director of the Company upon the effectiveness of Mr. Rutigliano’s resignation and on the same date, Amy M. Schumacher was appointed as a director of the Company upon the effectiveness of Mr. Fehsenfeld’s resignation.

There is no arrangement or understanding between either Mr. Sajkowski and any other persons pursuant to which he was selected as a director. Similarly, there is no arrangement or understanding between either Ms. Schumacher and any other persons pursuant to which she was selected as a director.

Both Mr. Sajkowski and Ms. Schumacher will each receive a compensation package commensurate with other members of the Board who are not officers or employees of the Company or its affiliates (“Non-Employee Directors”), which consists of the following: (a) an annual fee of $50,000, payable quarterly; and (b) an annual award of 2,200 restricted or phantom units. In addition, the Company reimburses each Non-Employee Director for his out-of-pocket expenses in connection with attending meetings of the Board or committees. Under certain circumstances, we will also indemnify each director for his actions associated with being a director to the fullest extent permitted under Delaware law.

Item 7.01 Regulation FD Disclosure.

On September 12, 2014, the Partnership issued a press release announcing the resignations of Mr. Rutigliano and Mr. Fehsenfeld and the appointments of Mr. Sajkowski and Ms. Schumacher as discussed above, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference into any filing made by the Partnership under the Exchange Act and the Securities Act of 1933, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.
By: CALUMET GP, LLC, its General Partner

Date: September 12, 2014	By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II Title: Senior Vice President, Chief Financial Officer and Secretary

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